UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 21, 2015

Date of Report (Date of earliest event reported)

AGENUS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Forbes Road Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

781-674-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, on May 21, 2015, Agenus Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Jefferies LLC and William Blair & Company, L.L.C., acting as representatives of the underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company offered and sold 12,650,000 shares of its common stock on May 27, 2015 in an underwritten offering at a price to the public of $6.30 per share (the “Offering”), which included the exercise in full by the underwriters of their option to purchase 1,650,000 additional shares of common stock. The Company received approximately $74.6 million in net proceeds from the Offering, after deducting underwriting discounts and commissions and offering expenses. Advent Life Sciences LLP and its affiliated entities, of which the Company’s director, Dr. Shahzad Malik, is a General Partner, purchased 1,587,302 shares of the Company’s common stock from the Underwriters in the Offering.

The shares were offered and sold in the Offering pursuant to the Company’s currently effective shelf registration statement on Form S-3 (File No. 333-199255) (the “Registration Statement”), as supplemented by a prospectus supplement dated May 21, 2015.

The above description of the Underwriting Agreement is qualified in its entirety by the full text of the Underwriting Agreement, which is attached to this report as Exhibit 1.1 and is incorporated herein by reference.

A copy of the opinion of Choate, Hall and Stewart LLP relating to the legality of the issuance and sale of the shares pursuant to the Offering is attached hereto as Exhibit 5.1.

Item 8.01	Other Events.

On May 27, 2015, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following Exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement by and among Agenus Inc. and Jefferies LLC and William Blair & Company, L.L.C., as representatives of the underwriters named therein, dated May 21, 2015

5.1	Opinion of Choate, Hall & Stewart LLP

23.1	Consent of Choate, Hall & Stewart LLP (included in Exhibit 5.1)

99.1	Press Release dated May 27, 2015 issued by Agenus Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGENUS INC.

Date: May 27, 2015	By:	/s/ Garo H. Armen

Garo H. Armen
Chairman and CEO

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement by and among Agenus Inc. and Jefferies LLC and William Blair & Company, L.L.C., as representatives of the underwriters named therein, dated May 21, 2015

5.1	Opinion of Choate, Hall & Stewart LLP

23.1	Consent of Choate, Hall & Stewart LLP (included in Exhibit 5.1)

99.1	Press Release dated May 27, 2015 issued by Agenus Inc.